OUTFITTER FUND a series of PFS FUNDS 1939 Friendship Drive, Suite C El Cajon, California 92020

Supplement dated May 21, 2013
To the Fund’s Prospectus dated February 1, 2012, as supplemented

Special Meeting of Shareholders – Outfitter Fund

     At a special meeting of the Board of Trustees (the “Board”) of the PFS Funds (the “Trust”) held on May 17, 2013, the Trustees approved an interim investment advisory contract between the Trust, on behalf of the Outfitter Fund (the “Fund”), and Outfitter Financial Corp. (“Outfitter”), the Trust’s current investment adviser. The interim investment advisory contract is scheduled to become effective on May 28, 2013. Pursuant to the interim investment advisory contract, Outfitter will continue to serve as the Fund’s investment adviser. The interim contractual arrangement has been necessitated by a transaction that will result in the transfer of a controlling block of Outfitter’s voting securities. This transaction will constitute an “assignment” that will automatically terminate the existing advisory agreement between the Trust and Outfitter. Under the interim investment advisory contract, there will be no change in management and service fees paid to Outfitter – all management and service fees will, however, be held in escrow until a new investment advisory agreement is put in place. It is anticipated that at its June 13, 2013 meeting, the Board will consider the approval of a new investment advisory agreement with Outfitter, which thereafter must also be approved by shareholders. A special meeting of shareholders to consider the approval of the new investment advisory agreement is expected to occur on or about August 15, 2013.

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